UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
______________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2018
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DOCUSIGN, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or Other Jurisdictions of Incorporation)	001-38465 (Commission File Number)	91-2183967 (I.R.S. Employer Identification Number)

221 Main St., Suite 1000 San Francisco, California (Address of Principal Executive Offices)		94105 (Zip Code)

(415) 489-4940 (Registrant’s Telephone Number, Including Area Code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Current Report on Form 8-K filed by DocuSign, Inc. on September 5, 2018 to include the historical financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited condensed consolidated interim financial statements of SpringCM Inc. as of June 30, 2018 and December 31, 2017 and for the six months ended June 30, 2018 and 2017, including the notes related thereto, are filed as Exhibit 99.1 to this report and incorporated herein by reference.

The audited financial statements of SpringCM Inc. as of and for the year ended December 31, 2017, including the notes related thereto, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements as of July 31, 2018 and for the six months ended July 31, 2018 and the year ended January 31, 2018, including the notes related thereto, are filed as Exhibit 99.3 to this report and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of BDO USA, LLP
99.1	Unaudited condensed consolidated interim financial statements of SpringCM Inc. as of June 30, 2018 and December 31, 2017 and for the six months ended June 30, 2018 and 2017
99.2	Audited financial statements of SpringCM Inc. as of and for the year ended December 31, 2017
99.3	Unaudited pro forma condensed combined financial statements as of July 31, 2018 and for the six months ended July 31, 2018 and the year ended January 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 25, 2018

DOCUSIGN, INC.

By:	/s/ Michael J. Sheridan
Michael J. Sheridan
Chief Financial Officer
(Principal Accounting and Financial Officer)